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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY



                  AMENDMENT NO. 1 (this "Amendment") dated as of April 29, 1999 to the Third Amended and Restated Loan Agreement dated as of December 22, 1997 (as the same may be amended, supplemented, waived or otherwise modified from time to time, the "Loan Agreement"), among Cogentrix Virginia Leasing Corporation, a North Carolina corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), the issuing bank named thereunder (the "Issuing Bank"), and Credit Lyonnais, its successors and assigns, as agent thereunder (in such capacity, the "Agent").


                              W I T N E S S E T H :

                  WHEREAS, the Borrower desires to terminate the Steam Purchase Contract and in replacement thereof enter into (i) with BASF Corporation ("BASF") a Steam Purchase Contract, dated as of January 1, 1999, in the form attached hereto as Exhibit A (the "BASF Steam Purchase Contract") and (ii) with Celanese Chemical Inc. a Steam Purchase Contract dated as of January 1, 1999 in the form attached hereto as Exhibit B (the "Celanese Steam Purchase Contract"; collectively with the BASF Steam Purchase Agreement, the "Replacement Steam Purchase Contracts");

                  WHEREAS, in connection with such termination and such entering into the Replacement Steam Purchase Contracts, the Borrower has been requested to consent to the assignment and transfer by Clariant to BASF of all of Clariant's rights and obligations under the Water Purchase Contract;

                  WHEREAS, pursuant to subsection 7.10 of the Loan Agreement, the Borrower has requested the Lenders to consent to such termination of the Steam Purchase Contract and to its entering into the Replacement Steam Purchase Contracts and to its consenting to such assignment and transfer by Clariant, and the Lenders are willing to provide such consent on the terms and conditions contained in this Amendment, including the condition that the Loan Agreement be amended as set forth herein;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized terms used but not defined herein (including such terms appearing in the recitals hereto) shall have the respective meanings assigned to such terms in the Loan Agreement.

2. Each of the undersigned Lenders hereby consents to the Borrower's (i) termination of the Steam Purchase Contract, (ii) entering into the Replacement Steam Purchase Contracts, and (iii) consenting to the assignment and transfer by Clariant to BASF of all of Clariant's rights and obligations under the Water Purchase Contract.

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3.       Annex A to the Loan Agreement is amended by adding the following new definitions in alphabetical order thereto:

                           "BASF": BASF Corporation, a Delaware corporation.

                           "BASF Steam Purchase Contract": the Steam Purchase
                  Contract, dated as of January 1, 1999, between the Borrower and BASF as the same may be amended, supplemented or otherwise modified from time to time, in accordance with subsection 7.10 of the Loan Agreement.

                           "Celanese Chemical": Celanese Chemical Inc., a
                  Delaware corporation.

                           "Celanese Steam Purchase Contract": the Steam
                  Purchase Contract, dated as of January 1, 1999, between the Borrower and Celanese Chemical as the same may be amended, supplemented or otherwise modified from time to time, in accordance with subsection 7.10 of the Loan Agreement.

4. (a) The definition of "Steam Purchaser" in Annex A of the Loan Agreement is hereby deleted and replaced in its entirety with the following new definition thereof:

                           "Steam Purchasers": the collective reference to BASF,
                  Celanese Chemical and any other party obligated to purchase steam under either of the Steam Purchase Contracts.

         (b) The definition of "Steam Purchase Contract" in Annex A of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

                           "Steam Purchase Contracts": the collective reference
                  to the BASF Steam Purchase Contract and the Celanese Steam Purchase Contract.

         (c) The definition of "Water Purchase Contract" in Annex A of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

                           "Water Purchase Contract": the Water Purchase
                  Contract, dated as of February 1, 1995, between BASF Corporation (as the assignee thereunder of Clariant, the successor thereunder of Hoechst) and the Borrower, as the same may be amended, supplemented or otherwise modified in accordance with subsection 7.10 of the Loan Agreement.

5. All references to the defined term "Steam Purchase Contract" in the Loan Agreement (including, without limitation, in Annex A thereto) are hereby deleted and replaced


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         with the defined term "Steam Purchase Contracts", and all references to the defined term "Steam Purchaser" in the Loan Agreement (including, without limitation, in Annex A thereto) are hereby deleted and replaced with the defined term "Steam Purchasers."

6. This Amendment (including, without limitation, the consent provided in paragraph 2 above) shall not become effective until the date as of which (a) this Amendment shall have been duly executed and delivered by the Borrower, the Agent and the Required Lenders and (b) pursuant to subsection 6.10 of the Loan Agreement the Agent shall have received, with a copy for each Lender, an Assignment and a Consent to Assignment with respect to each Replacement Steam Purchase Contract and the Water Purchase Contract, each in form and substance satisfactory to the Agent and duly executed and delivered by the appropriate parties thereto.

5. This Amendment may be signed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts together shall constitute one and the same instrument.

6. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7. The Borrower agrees to pay and reimburse the Agent for all reasonable expenses incurred by the Agent in connection with the preparation of this Amendment, including, but not limited to, the reasonable fees and disbursements of Simpson Thacher & Bartlett, counsel for the Agent.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                          COGENTRIX VIRGINIA LEASING CORPORATION


                                          By: /s/ Elizabeth L. Rippetoe
                                              ----------------------------------
                                              Title: Vice President and
                                                     Assistant General Counsel


                                          CREDIT LYONNAIS,
                                               as Agent and a Lender


                                          By: /s/ Robert G. Colvin
                                              ----------------------------------
                                              Title: Vice President


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                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ Pamela McDougall
                                            ----------------------------------
                                            Title: Relationship Manager


                                        LANDESBANK HESSEN-THURINGEN GIROZENTRALE


                                        By: /s/ Willie N. Freeman
                                            ----------------------------------
                                            Title: VP-Structured Finance

                                        By: /s/ Michael Novack
                                            ----------------------------------
                                            Title: AVP


                                        TORONTO DOMINION (TEXAS), INC.


                                        By:
                                            ----------------------------------
                                            Title:


                                        DEUTSCHE GENOSSENSCHAFTSBANK,
                                        CAYMAN ISLANDS BRANCH


                                        By: /s/ William G. Roos
                                            ----------------------------------
                                            Title: Senior Vice President

                                        By: /s/ Robert Sullivan
                                            ----------------------------------
                                            Title: Assistant Vice President